UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2015

PERSEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32526	75-1590407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 West 50 North

Salt Lake City, Utah 84101

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  (801) 972-5555

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On October 26, 2015, Perseon Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Galil Medical, Inc., a Delaware corporation (“Galil”), and Galil Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Galil (“Merger Sub”), pursuant to which Merger Sub will, on the terms and subject to the conditions set forth therein, conduct a tender offer for (i) all of the Company’s outstanding common stock (the “Common Stock”) and (ii) all of the Company's outstanding warrants to purchase common stock traded on The Nasdaq Capital Market (the “Public Warrants” and, together with the Common Stock, the “Securities”) and then merge with and into the Company.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, Merger Sub will commence a tender offer (the “Offer”) no later than November 5, 2015 to acquire (i) all outstanding shares of Common Stock at a purchase price of $1.00 per share (the “Shares Offer Price”) and (ii) all outstanding Public Warrants at a purchase price of $0.02 per Public Warrant (the “Public Warrants Offer Price”), with each payment in cash without interest, subject to any deduction or withholding of taxes required by applicable law. The Merger Agreement further provides that upon the terms and subject to the conditions set forth therein, following completion of the Offer, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Galil (the “Merger”). The Merger will be governed by Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the Company’s stockholders required to consummate the Merger. In the Merger, each (i) outstanding share of Common Stock (other than shares of Common Stock held by the Company, Galil, Merger Sub or any of their respective subsidiaries or held by stockholders who are entitled to demand, and who properly demand, appraisal rights under Delaware law) and (ii) Public Warrant (other than Public Warrants held by the Company, Galil, Merger Sub or any of their respective subsidiaries) will be converted into the right to receive cash in an amount equal to the Shares Offer Price and Public Warrants Offer Price, respectively, without interest.

The Offer is subject to certain conditions, including, among other things, (i) that the number of shares of Common Stock validly tendered in accordance with the terms of the Offer and not validly withdrawn shall equal at least a majority of the shares of Common Stock outstanding on a fully diluted basis as of the time the Offer is accepted, (ii) that the number of Public Warrants validly tendered in accordance with the terms of the Offer and not validly withdrawn shall equal at least 65% of the Public Warrants outstanding as of the time the Offer is accepted, (iii) that (a) Galil has received the proceeds from the financing necessary to consummate the Offer or (b) Galil’s lenders and/or investors have definitively and irrevocably confirmed in writing to Galil and Merger Sub that the financing proceeds will be available at the consummation of the Offer, (iv) that any applicable waiting period under any foreign antitrust filings shall have expired or otherwise been terminated, (v) that prior to the expiration of the Offer there have been agreements entered into with the holders of warrants to purchase Common Stock other than the Public Warrants, (vi) that the Company has received written letters of resignation from each of the current directors of the Company other than three independent directors, and (vii) that no governmental authority shall have enacted any law or order which, among other things, makes the Offer or the Merger illegal or otherwise prohibits the consummation of the Offer or the Merger. The Offer also is subject to other customary conditions for a transaction of this nature.

The Merger is subject to the following closing conditions: (i) any applicable waiting period under any required foreign antitrust filings shall have expired or otherwise been terminated, (ii) there being in effect, or pending, no law, order or other legal restraint which makes the Merger illegal or otherwise prohibits the consummation of the Merger, and (iii) Merger Sub shall have accepted for payment all Securities validly tendered and not withdrawn in the Offer.

The Company’s Board of Directors has unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, are advisable and fair to, and in the best interests of, the Company and the Company’s stockholders, (ii) authorized, adopted and approved the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereby, including the Merger, (iii) approved and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Merger, (iv) resolved to recommend that the Company’s stockholders tender their shares of Common Stock into the Offer, and (v) resolved that the Merger Agreement and the Merger shall be governed by and effected under Section 251(h) of the DGCL and that the Merger shall be consummated as soon as practicable following acceptance of the Offer.

The Merger Agreement contains representations, warranties and covenants of the parties customary for a transaction of this type, including, among other things, a covenant of the Company not to solicit alternative transactions or to provide information or enter into discussions in connection with alternative transactions, subject to certain exceptions to allow the Company’s Board of Directors to exercise its fiduciary duties.

The Merger Agreement may be terminated under certain circumstances, including in specified circumstances in connection with superior proposals. Upon the termination of the Merger Agreement by Galil, Merger Sub or the Company in the event the Company has accepted a superior proposal, the Company will be required to (i) pay a termination fee of $424,000 and (ii) reimburse up to $250,000 of Galil’s out-of-pocket expenses. Upon the termination of the Merger Agreement by Galil or Merger Sub in the event the Company has breached or failed to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement, the Company will be required to reimburse up to $250,000 of Galil’s out-of-pocket expenses and may be subject to additional liability.  Upon the termination of the Merger Agreement by the Company in the event Galil or Merger Sub has materially breached their requirement to obtain financing commitments  pursuant to the terms of the Merger Agreement, from Galil’s ultimate parent, Galil will be required to pay the Company a termination fee of $250,000.  Upon the termination of the Merger Agreement by the Company in the event Galil or Merger Sub have breached or failed to perform any of their representations, warranties, covenants or agreements set forth in the Merger Agreement, Galil will be required to reimburse up to $250,000 of the Company’s out of-pocket expenses.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Galil, Merger Sub or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Galil, Merger Sub or any of their respective subsidiaries, affiliates, businesses or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Galil. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company or Galil and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Item 2.02  Results of Operations and Financial Condition.

The Press Release includes an announcement of the Company’s financial results for the third quarter ended September 30, 2015. The portions of the Press Release related to the announcement of the Company’s financial results is furnished herewith in Exhibit 99.1 and is incorporated by reference into this Item 2.02.

The information in this Item 2.02, including the applicable portions of the Press Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure.

On October 27, 2015, the Company and Galil issued a joint press release announcing the execution of the Merger Agreement described above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Additional Information

The tender offer for the outstanding Securities has not yet commenced. This communication is not an offer to purchase or a solicitation of an offer to sell the Company’s securities. The solicitation and the offer to purchase the Securities will only be made pursuant to an offer to purchase and related materials that Galil intends to file with the Securities and Exchange Commission (the “SEC”). At the time the tender offer is commenced, Galil will file a Tender Offer Statement on Schedule TO with the SEC, and the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer.

THE COMPANY’S STOCKHOLDERS AND WARRANTHOLDERS ARE ADVISED TO READ THE SCHEDULE TO (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Investors and stockholders may obtain free copies of the Schedule TO and Schedule 14D-9, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available), at the SEC’s web site at www.sec.gov or by contacting the Company by mail at 460 West 50 North, Salt Lake City, UT 84101, by telephone at (801) 972-5555 or the investor relations portion of the Company’s website at www.perseonmedical.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect our current expectations and beliefs regarding our future results of operations, performance and achievements. In some cases, forward-looking statements can be identified by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “contemplate,” “target” or “believe” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.  These statements are subject to risks and uncertainties and are based upon assumptions and beliefs that may or may not materialize.  These forward-looking statements include, but are not limited to, statements concerning (i) our belief that we only have cash resources sufficient to sustain our current operations for up to four months from September 30, 2015 without substantial cost cutting to a level that would include fewer sales resources and compliance levels of staffing and activities across the Company; (ii) our belief that our prospects of raising additional equity capital on acceptable terms is not likely; (iii) our belief that collaborative arrangements, partnerships or other strategic alternatives would not generate sufficient cash to sustain our operations; (iv) our belief that the Tender Offer and the Merger will be successfully completed; (v) our anticipated financial performance and business plan; (vi) our belief that our operating results, revenue and operating expenses may fluctuate in the future from year to year as well as from quarter to quarter; and (vi) our belief about the market opportunities for our products.

We wish to caution readers that the forward-looking statements and our operating results are subject to various risks and uncertainties that could cause our actual results and outcomes to differ materially from those discussed or anticipated, including the factors set forth in Item 1A – “Risk Factors” below and in our Transition Report on Form 10-K for the period ended December 31, 2014, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, and our other filings with the SEC.  We also wish to advise readers not to place any undue reliance on the forward-looking statements contained in this report, which reflect our beliefs and expectations only as of the date of this report.  We assume no obligation to update or revise these forward-looking statements to reflect new events or circumstances or any changes in our beliefs or expectations, other than as required by law.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger among Galil Medical, Inc., Galil Merger Sub, Inc. and Perseon Corporation dated October 26, 2015
99.1	Press Release Dated October 27, 2015

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSEON CORPORATION

Date: October 27, 2015

By: /s/ Clinton E. Carnell Jr.
Name: Clinton E. Carnell Jr.
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger among Galil Medical, Inc., Galil Merger Sub, Inc. and Perseon Corporation dated October 26, 2015
99.1	Press Release Dated October 27, 2015